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                                                                    Exhibit 99.1

Slide 1
(logo): USA Networks, Inc.

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Slide 2: Important

This presentation contains forward looking statements relating to possible or assumed future results of USAi. It reflects the current views of USAi with respect to future events, and is subject to risks that could cause future results to materially differ. These risks are described in USAi's Securities and Exchange Commission filings. Information contained herein about entities other than USAi has been obtained from sources believed to be reliable, but no independent verification has been made and no representation is made as to its accuracy or completeness. Any statements non-factual in nature constitute current opinions, which are subject to change without notice. The forward looking statements and opinions in this presentation are made as of the date of this presentation, and USAi undertakes no obligation to update or revise them for any reason. These statements do not include the potential impact of any mergers, acquisitions or other business combinations that may be completed in the future other than previously announced pending acquisitions. This presentation reflects estimates that USAi is comfortable releasing to analysts and the public as of the date hereof.

Prepared 12/5/01.  Read important disclaimer(s).


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Slide 3: Guidance vs. Budget vs. "Stretch"
(graphic) samples of USAI Revenue and EBITDA Quarterly Variance spreadsheets

Prepared 12/5/01.  Read important disclaimer(s).

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Slide 4: Operating Budget

As furnished to the Securities and Exchange Commission on October 24, 2001.

Prepared 12/5/01.  Read important disclaimer(s).

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Slide 5: Interactive Assets

(timeline of acquisition / creation of USA companies)
1996/1997 - (logos) Home Shopping Network, Ticketmaster, HOT, Shop Channel 1998/1999 - (logos) Citysearch.com, Home Shopping Espanol, Hotel Reservations
       Network, Match.com, One&Only Network, HSN.com
2000/2001 - (logos) Expedia, Inc. (transaction pending), TVSN, PRC, Styleclick,
       USA ECS

Pro forma for pending Expedia transaction which has not yet closed, but which is expected to close by the end of 2001. Includes some companies majority or partially owned by USA.

Prepared 12/5/01.  Read important disclaimer(s).
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Slide 6: Good Ideas, But . . .
(logos)Switchboard.com, pseudo.com, Sports Page, egghead.com, govWorks.com, NBCi, animalhouse.com, MatchLogic, mtv.com, entertaindom, Xdrive, ePrize, RedCart, CBS Market Watch, Go.com, Kablink, iwon, WebMD, GoToWorld.com, eyada.com, StageBuilder, Hit Hive, theglobe.com

Prepared 12/5/01.  Read important disclaimer(s).

The above logos are the property of companies not affiliated with USA. See important disclaimer.**
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Slide 7: Leading Interactive Companies
(logos) Home Shopping Network, HSN.com - On-Air / online discount retail
(logo)  Ticketmaster - Ticketing
(logo)  Citysearch.com - Online city guides
(logo)  match.com - Paid personals
(logo)  Hotel Reservations Network - Online hotel discounter
(logo) Expedia, Inc. (transaction pending) - Online travel agent and packaged vacations

Prepared 12/5/01.  Read important disclaimer(s).

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Slide 8: Convenience
(graphics) HSN call center, Today's Special w/Wolfgang Puck on HSN
(logo) Home Shopping Network

Prepared 12/5/01.  Read important disclaimer(s).

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Slide 9: "Near-Broadband"
(graphic) screen grab of HSN.com
(logos) Home Shopping Network, HSN.com

Prepared 12/5/01.  Read important disclaimer(s).

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Slide 10: Efficiency
(graphics) screen grab of Ticketmaster.com, Sample print-at-home ticket
(logo) Ticketmaster

Prepared 12/5/01.  Read important disclaimer(s).

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Slide 11: Packaging
(graphics) screen grabs of Expedia.com
(logo) Expedia, Inc. (transaction pending)

Prepared 12/5/01.  Read important disclaimer(s).

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Slide 12: Community
(logo) Match.com
Registrations - 182K/wk
Emails Exchanged (between users) - 2M/wk
Event Attendees - 1000/wk
Newsletters - 1.5M/wk
Venus' Sent - 4M/wk
Profiles Viewed - 30M/wk
Profiled - 70K/wk
Page Views - 92M/wk

Prepared 12/5/01.  Read important disclaimer(s).

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Slide 13: Community
(graphic) screen grab of evite.com
(logo) evite.com

Prepared 12/5/01.  Read important disclaimer(s).

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Slide 14: Access
(logos) ReserveAmerica, TicketWeb, museumtix.com, active.com

Ticketmaster owns Reserve America, Ticketweb and Museumtix. Ticketmaster has an investment in Active.com.

Prepared 12/5/01.  Read important disclaimer(s).
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Slide 15: Exchanges
(graphic) screen grab of Ticketmaster.com Orlando Magic tickets exchange page
(logo) Ticketmaster

Prepared 12/5/01.  Read important disclaimer(s).

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Slide 16: Local Information & Infrastructure
(graphic) screen grab of Citysearch.com
(logo) Citysearch.com

Prepared 12/5/01.  Read important disclaimer(s).

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Slide 17: Local Information & Infrastructure
(graphics) screen grabs of Citysearch.com listings and map
(logo) Citysearch.com

Prepared 12/5/01.  Read important disclaimer(s).

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Slide 18: Low Customer Acquisition Cost
(logos) Hotel Reservations Network, Travelocity.com, CheapTickets, Northwest
        Airlines, Citysearch.com, ebookers.com, Yahoo!, Bestfares.com, America Online, America West Airlines, RealMetros

Other than HRN and Citysearch, the companies represented by the logos are contractual parties not otherwise affiliated with USA. See important disclaimer.**

Prepared 12/5/01.  Read important disclaimer(s).

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Slide 19: Direct Marketing
Multi-Channel Database
- (logo) Expedia, Inc. (transaction pending)
- (logo) USA ECS
- (logo) Home Shopping Network
- (logo) HSN.com
- (logo) Match.com
- (logo) ReserveAmerica
- (logo) Ticketmaster
- (logo) Citysearch.com

Prepared 12/5/01.  Read important disclaimer(s).

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Slide 20: Neil Diamond
(graphic) Ticketmaster web page showing "A Special Offer to See Neil Diamond Pre-Sale"

Prepared 12/5/01.  Read important disclaimer(s).


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Slide 21: Interactivity at Scale
ESTIMATED 2002 EBITDA ($ in mm)
eBay - $368
USA - $250
TMP Inter. - $182
iQVC - $123
Amazon - $93
Yahoo - $69
Travelocity - $41
1800Flowers - $25
Priceline - $12
Homestore - $10
CNET - ($19)
Terra-Lycos - ($75)

(logos) Expedia, Inc. (transaction pending), Match.com, HSN.com,
        Ticketmaster.com, Hotel Reservations Network

USA Internet Commerce Group consists of HSN.com, Hotel Reservations Network, Ticketmaster.com, Match.com and Expedia (transaction pending). Unaudited estimates for other companies based on various analyst reports.

Prepared 12/5/01.  Read important disclaimer(s).

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Slide 22: USA Network
(graphic) television showing Tiger Woods w/USA Network and PGA Tour logos

Prepared 12/5/01.  Read important disclaimer(s).

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Slide 23: Expedia & Ticketmaster
(graphics) screen grabs of Expedia.com package that includes PGA Tour tickets sold through Ticketmaster

Prepared 12/5/01.  Read important disclaimer(s).

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Slide 24: Evite
(graphic) screen grab of evite.com page inviting people to PGA Tour tournament

Prepared 12/5/01.  Read important disclaimer(s).

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Slide 25: Citysearch
(graphic) screen grab of cityseach.com restaurant recommendations at PGA Tour tournament

Prepared 12/5/01.  Read important disclaimer(s).
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Slide 26: ECS
(graphic) screen grab of Expedia.com banner ad offering 10% Off next purchase at PGATOURStop.com

Prepared 12/5/01.  Read important disclaimer(s).

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Slide 27: ECS
(graphics) screen grabs of PGA Tour Stop merchandise offers

Prepared 12/5/01.  Read important disclaimer(s).

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Slide 28: Match
(graphic) screen grab of Match.com golf event

Prepared 12/5/01.  Read important disclaimer(s).

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Slide 29: ECS / Match / Expedia / Ticketmaster
(graphic) screen grab of Match.com golfing offers

Prepared 12/5/01.  Read important disclaimer(s).

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Slide 30: Integrated Interactivity

Entertainment Group: (logos) USA Networks, SCI FI, Trio, NWI, Crime, USA Films, Studios USA Interactive Group:
Electronic Retailing: (logos) Home Shopping Network, America's Store, Home Shopping Espanol, Home Shopping Europe, Shop Channel, TVSN, HSN.com
Information & Services: (logos) Ticketmaster, Citysearch.com, Match.com,
Hotel Reservations Network, Styleclick, USA ECS, Precision Response Corporation, Expedia, Inc. (transaction pending)

Pro forma for pending Expedia transaction which has not yet closed, but which is expected to close by the end of 2001. Includes some companies majority or partially owned by USA.

Prepared 12/5/01.  Read important disclaimer(s).

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Slide 31: What Next?
INTERACTIVE COMMERCE + SERVICES

(pie chart - largest to smallest slices):
USA businesses: Travel, Computer Hardware Software & Electronics, TV Elec. Retailing, Other Commerce, Mass Merch., Apparel, Home / Office, Event Tickets, Personals

Other businesses: Financial Services, Auctions, Books, Music & Video, Flowers & Cards, Jobs Classifieds, Automobile, Real Estate Classifieds

Source: Shop.org, Jupiter, MSDW , Prudential, Furman Selz, Painewebber, SSB, SEC filings and Match.com and other internal estimates.

Prepared 12/5/01.  Read important disclaimer(s).

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Slide 32: Interactive Market Leader
USA'S SHARE OF INTERACTIVE COMMERCE

(bar chart):
Today = 9%
Goal = 20%

Compiled estimates per MSDW, Jupiter, Shop.org, McCann Erickson, Zenith Media, Paul Kagan, Prudential, Furman Selz, PaineWebber, SSB, and Forrester.

Prepared 12/5/01.  Read important disclaimer(s).

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Slide 33
(logo): USA Networks, Inc.

Focused on the new convergence of entertainment, information, and direct selling.

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Slide 34
(logo): USA Networks, Inc.

A NASDAQ 100 and FORTUNE 500 company.

Slide 35: Important

         ** "Switchboard.com" is a registered trademark of Switchboard Inc. "Pseudo.com" is a registered trademark of Pseudo Entertainment Inc. The "Egghead.com" is no longer in use. The "GovWorks.com" is no longer in use. "NBCi" is a registered trademark of National Broadcasting Company, Inc. The "Sports Page" logo is no longer in use. The "Entertaindom" is no longer in use. The "Animalhouse.com" logo is no longer in use. "X Drive" is a registered trademark of Xdrive Technologies, Inc. The "MatchLogic" logo is no longer in use. The "RedCart" logo is no longer in use. "MTV.com" is a registered trademark of MTV Networks. "CBS MarketWatch" is a registed trademark of MarketWatch.com, Inc. "Go.com" is a registed trademark of Disney Enterprises, Inc. The "ePrize" logo is no longer in use. The "eyada" logo is no longer in use. The "Kablink" logo is no longer in use. "iWon" is a registered trademark of iWon, Inc. "WebMD" is a registered trademark of WebMD Corporation. The "GoToWorld.com" logo is no longer in use. The "StageBuilder" logo is no longer in use. The "Hit Hive" logo is no longer in use. "theglobe.com" is a registered trademark of theglobe.com, inc. "Travelocity.com" is a registered trademark of Travelocity.com L.P. "CheapTickets" is a registered trademark of Cheap Tickets, Inc. "Northwest Airlines" is a registered trademark of Northwest Airlines, Inc. "ebookers.com" is a registered trademark of ebookers.com plc. "Yahoo!" is a registered trademark of Yahoo! Inc. "Bestfares.com" is a registered trademark of Best Fares USA, Inc. "America Online" is a registered trademark of AOL Time Warner Inc. "America West Airlines" is a registered trademark of America West Holdings Corporation. "RealMetros" is a registered trademark of RealMetros.com, Inc.

Prepared 12/5/01.  Read important disclaimer(s).